UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 16, 2006
                                                --------------------------------

                              FFMLT Trust 2006-FF6
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                         (Exact name of issuing entity)

                          GS Mortgage Securities Corp.
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              (Exact name of depositor as specified in its charter)

                         Goldman Sachs Mortgage Company
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               (Exact name of sponsor as specified in its charter)

        Delaware              333-132809-08                    13-3387389
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation              File Number            Identification No.
      of depositor)                 of issuing entity)      of depositor)

85 Broad Street, New York, New York                               10004
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(Address of principal executive offices of depositor)          (Zip Code)

Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On May 26, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the FFMLT Trust 2006-FF6 Mortgage Pass-Through Certificates, Series 2006-FF6 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Trust Agreement"), by and among the Company, as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $355,616,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of May 12, 2006, by and between the Company and the Underwriter.

      The Class M-6, Class M-7, Class B-1, Class X, Class C and Class P Certificates, having an aggregate initial principal amount of $8,719,000 were sold to Goldman, Sachs & Co. (the "Initial Purchaser"), pursuant to a Purchase Agreement, dated as of May 15, 2006, by and between the Depositor and the Initial Purchaser.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of May 12, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2006, by and among among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Assignment, Assumption and Recognition Agreement, dated as of May 16, 2006, by and between GS Mortgage Securities Corp., Goldman Sachs Mortgage Company and First Franklin Financial Corporation (included as Exhibit S to Exhibit 4).

Exhibit 10.2 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of February 27, 2004, by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company, as amended by Amendment No. 1 to the Purchase Agreement, dated November 29, 2004, Amendment No. 2 to the Purchase Agreement, dated January 20, 2006 and as modified by that certain Regulation AB Compliance Addendum, dated as of January 31, 2006 (as so amended, the "Purchase Agreement") by and between First Franklin Financial Corporation and Goldman Sachs Mortgage Company (included as Exhibit S to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of May 16, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of May 16, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Confirmation, dated as of May 5, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Deutsche Bank National Trust Company, the trustee (included as Exhibit X to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 1, 2006                        GS MORTGAGE SECURITIES CORP.

                                             By: /s/ Michelle Gill
                                                --------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                         INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------
     1                   Underwriting Agreement, dated as of         (E)
                         May 12, 2006, by and between GS
                         Mortgage Securities Corp., as
                         depositor and Goldman, Sachs & Co.,
                         as underwriter.

     4                   Pooling and Servicing Agreement,            (E)
                         dated as of May 1, 2006, by and among
                         GS Mortgage Securities Corp., as
                         depositor, National City Home Loan
                         Services, Inc., as servicer, and
                         Deutsche Bank National Trust Company,
                         as trustee.

10.1                     Assignment, Assumption and                  (E)
                         Recognition Agreement, dated as of
                         May 16, 2006, by and between GS
                         Mortgage Securities Corp., Goldman
                         Sachs Mortgage Company and First
                         Franklin Financial Corporation
                         (included as Exhibit S to Exhibit 4).

10.2                     Flow Mortgage Loan Purchase and             (E)
                         Warranties Agreement, dated as of
                         February 27, 2004, by and between
                         First Franklin Financial Corporation
                         and Goldman Sachs Mortgage Company,
                         as amended by Amendment No. 1 to the
                         Purchase Agreement, dated November
                         29, 2004, Amendment No. 2 to the
                         Purchase Agreement, dated January 20,
                         2006 and as modified by that certain
                         Regulation AB Compliance Addendum,
                         dated as of January 31, 2006 (as so
                         amended, the "Purchase Agreement") by
                         and between First Franklin Financial
                         Corporation and Goldman Sachs
                         Mortgage Company (included as Exhibit
                         S to Exhibit 4).

10.3                     ISDA Master Agreement, dated as of          (E)
                         May 16, 2006, by and between Goldman
                         Sachs Mitsui Marine Derivatives
                         Products, L.P., the swap provider,
                         and Deutsche Bank National Trust
                         Company, the trustee (included as
                         Exhibit X to Exhibit 4).

10.4                     Schedule to the Master Agreement,           (E)
                         dated as of May 16, 2006, by and
                         between Goldman Sachs Mitsui Marine
                         Derivatives Products, L.P., the swap
                         provider, and Deutsche Bank National
                         Trust Company, the trustee (included
                         as Exhibit X to Exhibit 4).

10.5                     Confirmation, dated as of May 5,            (E)
                         2006, by and among Goldman Sachs
                         Capital Markets, L.P., Goldman Sachs
                         Mitsui Marine Derivatives Products,
                         L.P., the swap provider, Goldman
                         Sachs Mortgage Company, L.P., and
                         Deutsche Bank National Trust Company,
                         the trustee (included as Exhibit X to
                         Exhibit 4).